VANECK VECTORS® GREEN BOND ETF

Ticker: GRNBTM
Principal U.S. Listing Exchange: NYSE Arca, Inc.
SUMMARY PROSPECTUS
SEPTEMBER 1, 2017

GRNBSUM

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at http://www.vaneck.com/library/etfs/. You can also get this information at no cost by calling 800.826.2333, or by sending an email request to info@vaneck.com. The Fund’s prospectus and statement of additional information, both dated September 1, 2017, are incorporated by reference into this summary prospectus.

INVESTMENT OBJECTIVE

VanEck Vectors® Green Bond ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the S&P Green Bond Select Index (the “Green Bond Index”).

FUND FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.35%
Other Expenses(a)	1.53%

Total Annual Fund Operating Expenses(b)	1.88%
Fee Waivers and Expense Reimbursement(b)	-1.48%

Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(b)	0.40%

(a)	“Other Expenses” are based on estimated amounts for the current fiscal year.

(b)

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses) from exceeding 0.40% of the Fund’s average daily net assets per year until at least September 1, 2018. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES

1	$41
3	$447

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PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the period March 3, 2017 (the Fund’s commencement of operations) through April 30, 2017, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in securities that comprise the Fund’s benchmark index. The Green Bond Index is comprised of bonds issued for qualified “green” purposes and seeks to measure the performance of green-labeled bonds issued globally. The Green Bond Index is sponsored by S&P Dow Jones Indices LLC, which is not affiliated with or sponsored by the Fund or the Adviser. “Green” bonds are bonds whose proceeds are used principally for climate change mitigation, climate adaptation or other environmentally beneficial projects, such as, but not limited to, the development of clean, sustainable or renewable energy sources, commercial and industrial energy efficiency, or conservation of natural resources. For a bond to be eligible for inclusion in the Green Bond Index, the issuer of the bond must indicate the bond’s “green” label and the rationale behind it, such as the intended use of proceeds. As an additional filter, the bond must be flagged as “green” by Climate Bonds Initiative (“CBI”), an international not-for-profit working to mobilize the bond market for climate change solutions, to be eligible for inclusion in the Green Bond Index. The Green Bond Index is market value-weighted and includes supranational, corporate, government-related, sovereign and securitized “green” bonds, and may include both investment grade (i.e., BBB-/Baa3 or higher) and below investment grade rated securities (i.e., BB+/Ba1 or lower; commonly referred to as high yield securities or “junk bonds”). The maximum weight of below investment grade bonds in the Green Bond Index is capped at 20%. “Securitized green bonds” are securities typically collateralized by a specified pool of assets, such as automobile loans or other consumer receivables. Qualifying securities must have a maturity of at least 24 months at the time of issuance to be included, and have at least one month remaining until maturity at each rebalancing date.

As of June 30, 2017, the Green Bond Index consisted of 204 bonds issued by 110 issuers and the weighted average maturity of the Green Bond Index was approximately 7.32 years. No more than 10% of the Green Bond Index can be focused in a single issuer. As of the same date, approximately 58% of the Green Bond Index was comprised of Regulation S securities and 17% of the Green Bond Index was comprised of Rule 144A securities. The Fund may also invest in other unregistered securities in the future.

The Fund’s 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days’ prior written notice to shareholders.

The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Green Bond Index. Unlike many investment companies that try to “beat” the performance of a benchmark index, the Fund does not try to “beat” the Green Bond Index and does not seek temporary defensive positions when markets decline or appear overvalued. Indexing may eliminate the chance that the Fund will substantially outperform the Green Bond Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies. Because of the practical difficulties and expense of purchasing all of the securities in the Green Bond Index, the Fund does not purchase all of the securities in the Green Bond Index. Instead, the Adviser utilizes a “sampling” methodology in seeking to achieve the Fund’s objective. As such, the Fund may purchase a subset of the securities in the Green Bond Index in an effort to hold a portfolio of bonds with generally the same risk and return characteristics of the Green Bond Index.

The Fund is classified as a non-diversified fund and, therefore, may invest a greater percentage of its assets in a particular issuer. The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Green Bond Index concentrates in an industry or group of industries. As of April 30, 2017, the Fund was concentrated in the financial services and government sectors, and the utilities sector represented a significant portion of the Fund. As of the same date, securities issued by supranational organizations and government development banks comprised approximately 17% and 18% of the Green Bond Index, respectively.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund, each of which could significantly and adversely affect the value of an investment in the Fund.

Risk of Investing in “Green” Bonds. Investments in “green” bonds include bonds whose proceeds are used principally for climate mitigation, climate adaptation or other environmentally beneficial projects, such as, but not limited to, the development

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of clean, sustainable or renewable energy sources, commercial and industrial energy efficiency, or conservation of natural resources. Investing in “green” bonds carries the risk that, under certain market conditions, the Fund may underperform as compared to funds that invest in a broader range of investments. In addition, some “green” investments may be dependent on government tax incentives and subsidies and on political support for certain environmental technologies and companies. Investing primarily in “green” investments may affect the Fund’s exposure to certain sectors or types of investments and will impact the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. The “green” sector may also have challenges such as a limited number of issuers and limited liquidity in the market. Additionally, there may also be a limited supply of bonds that merit “green” status, which may adversely affect the Fund.

Special Risk Considerations of Investing in European Issuers. The Fund may invest in securities issued by European issuers and, accordingly, may be subject to the risks of investing in such issuers. Investment in securities of issuers in Europe involves risks and special considerations not typically associated with investment in the U.S. securities markets. The Economic and Monetary Union (“EMU”) of the European Union (“EU”) requires member countries to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and on major trading partners outside Europe. The European financial markets have recently experienced volatility and have been adversely affected by concerns about economic downturns, credit rating downgrades, rising government debt levels and possible default on or restructuring of government debt in several European countries, including Greece, Ireland, Italy, Portugal and Spain. These events have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of every country in Europe, including EU member countries that do not use the euro and non-EU member countries. In addition, in a referendum held on June 23, 2016, voters in the United Kingdom ("UK") recently voted to leave the EU, creating economic and political uncertainty in its wake. On March 29, 2017, the UK formally triggered the process of leaving the EU by invoking Article 50 of the Treaty on European Union. Significant uncertainty exists regarding the timing of the UK’s withdrawal from the EU and the effects such withdrawal will have on the euro, European economies and global markets.

Risk of Investing in Foreign Securities. Investments in the securities of foreign issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Because certain foreign securities markets may be limited in size, the activity of large traders may have an undue influence on the prices of securities that trade in such markets. The Fund invests in securities of issuers located in countries whose economies are heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on the Fund’s investments. The risks of investing in emerging market countries are greater than the risks associated with investments in foreign developed countries.

Risk of Investing in Emerging Market Issuers. Investments in securities of emerging market issuers are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Emerging markets are more likely than developed markets to experience problems with the clearing and settling of trades, as well as the holding of securities by local banks, agents and depositories. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country and legal systems that do not protect property rights as well as the laws of the United States. Market risks may include economies that concentrate in only a few industries, securities issues that are held by only a few investors, liquidity issues and limited trading capacity in local exchanges and the possibility that markets or issues may be manipulated by foreign nationals who have inside information.

Foreign Currency Risk. Because the Fund’s assets may be invested in securities denominated in foreign currencies, the income received by the Fund from these investments will generally be in foreign currencies. The Fund’s exposure to foreign currencies and changes in the value of foreign currencies versus the U.S. dollar may result in reduced returns for the Fund. Moreover, the Fund may incur costs in connection with conversions between U.S. dollars and foreign currencies. The value of certain foreign countries’ currencies may be subject to a high degree of fluctuation. This fluctuation may be due to changes in interest rates, investors’ expectations concerning inflation and interest rates, the country’s debt levels and trade deficit, the effects of monetary policies issued by the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments.

Credit Risk. Bonds are subject to credit risk. Credit risk refers to the possibility that the issuer or guarantor of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt or to otherwise honor its obligations and/or default completely on securities. Bonds are subject to varying degrees of credit risk, depending on the issuer’s financial condition and on the terms of the securities, which may be reflected in credit ratings. There is a possibility

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that the credit rating of a bond may be downgraded after purchase or the perception of an issuer’s credit worthiness may decline, which may adversely affect the value of the security.

Interest Rate Risk. Bonds are also subject to interest rate risk. Interest rate risk refers to fluctuations in the value of a bond resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most bonds go down. When the general level of interest rates goes down, the prices of most bonds go up. The historically low interest rate environment increases the risk associated with rising interest rates, including the potential for periods of volatility and increased redemptions. The Fund may face a heightened level of interest rate risk, since the U.S. Federal Reserve Board ended its quantitative easing program in 2014 and began raising rates in December 2015. In addition, bonds with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than bonds with shorter durations.

High Yield Securities Risk. Securities rated below investment grade are commonly referred to as high yield securities or “junk bonds.” High yield securities are often issued by issuers that are restructuring, are smaller or less creditworthy than other issuers, or are more highly indebted than other issuers. High yield securities are subject to greater risk of loss of income and principal than higher rated securities and are considered speculative. The prices of high yield securities are likely to be more sensitive to adverse economic changes or individual issuer developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, high yield security issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, the Fund may incur additional expenses to seek recovery. The secondary market for high yield securities may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of and the Fund’s ability to arrive at a fair value for certain securities. The illiquidity of the market also could make it difficult for the Fund to sell certain securities in connection with a rebalancing of the Green Bond Index. In addition, periods of economic uncertainty and change may result in an increased volatility of market prices of high yield securities and a corresponding volatility in the Fund’s net asset value (“NAV”).

Supranational Bond Risk. Investments in supranational bonds are subject to the overall condition of the supranational entities that issue such bonds. Certain securities in which the Fund may invest are obligations issued or backed by supranational entities, such as the European Investment Bank. Obligations of supranational organizations are subject to the risk that the governments on whose support the entity depends for its financial backing or repayment may be unable or unwilling to provide that support. If an issuer of supranational bonds defaults on payments of principal and/or interest, the Fund may have limited recourse against the issuer. A supranational entity’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its reserves, the relative size of the debt service burden to the entity as a whole and the political constraints to which a supranational entity may be subject. During periods of economic uncertainty, the market prices of supranational bonds, and the Fund’s NAV, may be more volatile than prices of corporate bonds, which may result in losses. Obligations of a supranational organization that are denominated in foreign currencies will also be subject to the risks associated with investment in foreign currencies.

Government-Related Bond Risk. Investments in government-related bonds involves special risks not present in corporate bonds. The governmental authority or government-related entity that controls the repayment of the bond may be unable or unwilling to make interest payments and/or repay the principal on its debt or to otherwise honor its obligations. If an issuer of government-related bonds defaults on payments of principal and/or interest, the Fund may have limited recourse against the issuer. A government-related debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the government-related debtor’s policy toward international lenders, and the political constraints to which a government-related debtor may be subject. During periods of economic uncertainty, the market prices of government-related bonds, and the Fund’s NAV, may be more volatile than prices of corporate bonds, which may result in losses. In the past, certain governments of emerging market countries have declared themselves unable to meet their financial obligations on a timely basis, which has resulted in losses for holders of government-related bonds.

Restricted Securities Risk. Regulation S and Rule 144A securities are restricted securities. Restricted securities are securities that are not registered under the Securities Act of 1933, as amended (the “Securities Act”). They may be less liquid and more difficult to value than other investments because such securities may not be readily marketable. The Fund may not be able to sell a restricted security promptly or at a reasonable time or price. Although there may be a substantial institutional market for these securities, it is not possible to predict exactly how the market for such securities will develop or whether it will continue to exist. A restricted security that was liquid at the time of purchase may subsequently become illiquid and its value may decline as a result. In addition, transaction costs may be higher for restricted securities than for more liquid securities. The Fund may have to bear the expense of registering restricted securities for resale and the risk of substantial delays in effecting the registration.

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Securitized/Asset-Backed Securities Risk. Investments in asset-backed securities are subject to the risk of significant credit downgrades, illiquidity, and defaults to a greater extent than many other types of fixed-income investments. During periods of falling interest rates, asset-backed securities may be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of asset-backed securities may extend, which may lock in a below-market interest rate, increase the security’s duration and interest rate sensitivity, and reduce the value of the security. The Fund may invest in asset-backed securities issued or backed by federal agencies or government sponsored enterprises or that are part of a government-sponsored program, which may subject the Fund to the risks noted above. The values of assets underlying asset-backed securities may decline and, therefore, may not be adequate to cover underlying. Enforcing rights against the underlying assets or collateral may be difficult, and the underlying assets or collateral may be insufficient if the issuer defaults.

Risk of Investing in the Financial Services Sector. To the extent that the Fund continues to be concentrated in the financial services sector, the Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the financial services sector. Companies in the financial services sector may be subject to extensive government regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain. The profitability of companies in the financial services sector may be adversely affected by increases in interest rates, by loan losses, which usually increase in economic downturns, and by credit rating downgrades. In addition, the financial services sector is undergoing numerous changes, including continuing consolidations, development of new products and structures and changes to its regulatory framework. Furthermore, some companies in the financial services sector perceived as benefitting from government intervention in the past may be subject to future government-imposed restrictions on their businesses or face increased government involvement in their operations. Increased government involvement in the financial services sector, including measures such as taking ownership positions in financial institutions, could result in a dilution of the Fund’s investments in financial institutions. Recent developments in the credit markets may cause companies operating in the financial services sector to incur large losses, experience declines in the value of their assets and even cease operations.

Risk of Investing in the Utilities Sector. To the extent that the utilities sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the utilities sector. Companies in the utilities sector may be adversely affected by changes in exchange rates, domestic and international competition, difficulty in raising adequate amounts of capital and governmental limitation on rates charged to customers.

Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in bonds, including general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.

Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures.

Call Risk. The Fund may invest in callable bonds. If interest rates fall, it is possible that issuers of callable securities will “call” (or prepay) their bonds before their maturity date. If a call were exercised by the issuer during or following a period of declining interest rates, the Fund is likely to have to replace such called security with a lower yielding security or securities with greater risks or other less favorable features. If that were to happen, it would decrease the Fund’s net investment income.

Sampling Risk. The Fund’s use of a representative sampling approach will result in its holding a smaller number of securities than are in the Green Bond Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Green Bond Index. Conversely, a positive development relating to an issuer of securities in the Green Bond Index that is not held by the Fund could cause the Fund to underperform the Green Bond Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Index Tracking Risk. The Fund’s return may not match the return of the Green Bond Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Green Bond Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Green Bond Index, which are not factored into the return of the Green Bond Index. Transaction costs, including brokerage costs, will decrease the Fund’s NAV to the extent not offset by the transaction fee payable by an Authorized Participant (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Green Bond Index. Errors in the Green Bond Index data, the Green Bond Index computations and/or the construction of the Green Bond Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Green Bond Index provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. In addition, the Fund’s use of a representative

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sampling approach may cause the Fund to not be as well correlated with the return of the Green Bond Index as would be the case if the Fund purchased all of the securities in the Green Bond Index in the proportions in which they are represented in the Green Bond Index. The Fund may value certain of its investments and/or underlying currencies based on fair value prices. The Fund may also deviate from the return of the Green Bond Index due to certain NYSE Arca, Inc. (“NYSE Arca”) listing standards or legal restrictions or limitations (such as diversification requirements). To the extent the Fund calculates its NAV based on fair value prices and the value of the Green Bond Index is based on securities’ closing prices (i.e., the value of the Green Bond Index is not based on fair value prices), the Fund’s ability to track the Green Bond Index may be adversely affected. The Fund may also need to rely on borrowings to meet redemptions, which may lead to increased expenses. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of the Green Bond Index. The performance of a “green” bond issuer may cause its securities to no longer merit “green” status, and such securities would no longer be eligible for inclusion in the Green Bond Index. This could cause the Fund to temporarily hold securities that are not in the Green Bond Index, which may adversely affect the Fund and its investments and may increase the risk of Green Bond Index tracking error. Additionally, there may also be a limited supply of bonds that merit “green” status, which may increase the risk of index tracking error. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the Green Bond Index.

Geographical Focus Risk. The Fund’s assets may be concentrated in a particular country, group of countries, region or market. To the extent the Fund’s assets are so concentrated, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on that particular country, group of countries, region or market will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of countries, regions or markets. To the extent that the Fund is less diversified across geographic regions or countries, it will face greater risks.

Authorized Participant Concentration Risk. The Fund may have a limited number of financial institutions that act as APs, none of which are obligated to engage in creation and/or redemption transactions. To the extent that those APs exit the business, or are unable to or choose not to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem, there may be a significantly diminished trading market for Shares or Shares may trade like closed-end funds at a discount (or premium) to NAV and possibly face trading halts and/or de-listing. The AP concentration risk may be heightened in scenarios where APs have limited or diminished access to the capital required to post collateral.

No Guarantee of Active Trading Market. While Shares are listed on NYSE Arca, there can be no assurance that active trading markets for the Shares will be maintained. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods in times of market stress because market makers and APs may step away from making a market in the Shares and in executing creation and redemption orders, which could cause a material deviation in the Fund’s market price from its NAV.

Trading Issues. Trading in Shares on NYSE Arca may be halted due to market conditions or for reasons that, in the view of NYSE Arca, make trading in Shares inadvisable. In addition, trading in Shares on NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to NYSE Arca’s “circuit breaker” rules. There can be no assurance that the requirements of NYSE Arca necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Passive Management Risk. An investment in the Fund involves risks similar to those of investing in any fund invested in bonds, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Green Bond Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.

Fund Shares Trading, Premium/Discount Risk and Liquidity Risk of Fund Shares. The market price of the Shares may fluctuate in response to the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The Adviser cannot predict whether Shares will trade above, below, or at their most recent NAV. Disruptions to creations and redemptions, the existence of market volatility or potential lack of an active trading market for Shares (including through a trading halt), as well as other factors, may result in Shares trading at a significant premium or discount to NAV or to the intraday value of the Fund’s holdings. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay significantly more or receive significantly less than the underlying value of the Shares that were bought or sold or the shareholder may be unable to sell his or her Shares. The securities held by the Fund may be traded in markets that close at a different time than NYSE Arca. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when NYSE Arca is open but after the applicable market closing, fixing or settlement times, bid-ask spreads on NYSE Arca and the resulting premium or discount to the Shares’ NAV may widen. Additionally, in stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio

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holdings. There are various methods by which investors can purchase and sell Shares and various orders that may be placed. Investors should consult their financial intermediary before purchasing or selling Shares of the Fund.

Non-Diversified Risk. The Fund is classified as a “non-diversified” fund under the Investment Company Act of 1940, as amended (the “1940 Act”). Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in the obligations of a single issuer. Moreover, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent the Green Bond Index concentrates in a particular sector or sectors or industry or group of industries. To the extent that the Fund continues to be concentrated in the financial services and government sectors, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on those sectors will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.

PERFORMANCE

The Fund commenced operations on March 3, 2017 and therefore does not have a performance history for a full calendar year. The Fund’s financial performance for the Fund’s first fiscal period is included in the “Financial Highlights” section of the Prospectus. Visit www.vaneck.com for current performance figures.

PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation.

Portfolio Manager. The following individual is primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund

Francis G. Rodilosso	Portfolio Manager	March 2017

PURCHASE AND SALE OF FUND SHARES

The Fund issues and redeems Shares at NAV only in a large specified number of Shares, each called a “Creation Unit,” or multiples thereof. A Creation Unit consists of 50,000 Shares.

Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Fund are expected to be approved for listing, subject to notice of issuance, on NYSE Arca and because Shares will trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV.

TAX INFORMATION

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

The Adviser and its related companies may pay broker-dealers or other financial intermediaries (such as a bank) for the sale of the Fund Shares and related services. These payments may create a conflict of interest by influencing your broker-dealer or other intermediary or its employees or associated persons to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

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800.826.2333
vaneck.com

(09/17)